UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2025

T1 Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-274434	93-3205861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 E 4th St.

Austin, Texas 78702

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 409-599-5706

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	TE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	TE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 17, 2025, T1 Energy Inc., a Delaware corporation (the “Company”) formerly known as “FREYR Battery, Inc.”, issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2024.

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

The Company is furnishing a Fourth Quarter and Full Year 2024 Earnings Call presentation, dated March 17, 2025 (the “Presentation”), attached as Exhibit 99.2 to this Current Report on Form 8-K, which may be referred to on the Company’s fourth quarter and full year 2024 conference call to be held on March 17, 2025. The Presentation will also be available on the Company’s website at https://www.t1energy.com.

On March 17, 2025, the Company also announced that as part of its plan to become an American, vertically integrated solar and battery storage leader, it had selected Sandow Lake Ranch in Milam County, Texas as project site for the Company’s planned G2 Austin U.S. solar cell manufacturing facility.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 17, 2025, reporting T1 Energy Inc.’s financial results for the fourth quarter and year ended December 31, 2024.
99.2	Fourth Quarter and Full Year 2024 Earnings Call presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

T1 ENERGY INC.

Date: March 17, 2025	By:	/s/ Joseph Evan Calio
	Name:	Joseph Evan Calio
	Title:	Chief Financial Officer

2